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Ashmore Funds

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

England

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ASHMORE FUNDS

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Currency Fund

Ashmore Emerging Markets Frontier Equity Fund

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Small-Cap Equity Fund

Ashmore Emerging Markets Debt Fund

Ashmore Emerging Markets Total Return Fund

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

England

For proxy information, please call 212-661-0061

For account information, please call 866-876-8294

Dear Ashmore Funds Shareholder:

On behalf of the Board of Trustees of Ashmore Funds (the “Trust”), we are pleased to invite you to a special meeting of the shareholders of the Trust to be held at 9:00 a.m., Central time, on April 21, 2014 at the offices of The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603.

As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal:

•	Election of five Trustees of the Trust. Four nominees are currently Trustees of the Trust.

Your vote is important

After considering the matter, the Nominating Committee of your Board of Trustees unanimously nominated each of the proposed candidates for election and a majority of your Board of Trustees voted to recommend that shareholders of each series of the Trust vote in favor of the proposal, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not available to attend the meeting, then please promptly complete, sign, date and return the enclosed proxy card(s) or give your voting instructions by telephone or via the Internet in order to avoid the added cost of follow-up solicitations. If you vote by telephone or via the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded If you have any questions regarding the Proxy Statement, please call 212-661-0061.

Thank you in advance for your participation in this important event.

Sincerely,

Michael Perman

Secretary

On behalf of the

Board of Trustees

ASHMORE FUNDS

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

England

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Currency Fund

Ashmore Emerging Markets Frontier Equity Fund

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Small-Cap Equity Fund

Ashmore Emerging Markets Debt Fund

Ashmore Emerging Markets Total Return Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 21, 2014

To the Shareholders of the above-referenced series of Ashmore Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series of Ashmore Funds (the “Trust”) listed above (each, a “Fund,” and together, the “Funds”) will be held on April 21, 2014, at 9:00 a.m., Central time, at the offices of The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603, for the following purposes:

1.          To be voted on by all shareholders of the Funds, voting together: To elect Trustees of the Trust, as described in Section I of the attached Proxy Statement.

2.          To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board of Trustees of the Trust has fixed the close of business on March 11, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

March 14, 2014

By order of the Board of Trustees

Michael Perman
Secretary

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the accompanying postage-prepaid envelope or give your voting instructions by telephone or via the Internet. Please submit your proxy card or give your voting instructions promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

ASHMORE FUNDS

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Currency Fund

Ashmore Emerging Markets Frontier Equity Fund

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Small-Cap Equity Fund

Ashmore Emerging Markets Debt Fund

Ashmore Emerging Markets Total Return Fund

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

England

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON APRIL 21, 2014

This Proxy Statement is also available at www.proxyvote.com and the Annual Report to shareholders for the fiscal year ended October 31, 2013 for the series of Ashmore Funds other than Ashmore Emerging Markets Frontier Equity Fund is available at www.ashmoregroup.com. Because Ashmore Emerging Markets Frontier Equity Fund commenced operations on November 5, 2013, there are no financial statements available for such Fund.

The Board of Trustees (the “Board” or “Trustees”) of Ashmore Funds (the “Trust”) is soliciting proxies from the shareholders of each series of the Trust listed above (each a “Fund” and, together, the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds to be held at 9:00 a.m., Central time, on April 21, 2014 at the offices of The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card are being sent to shareholders of record as of March 11, 2014 (the “Record Date”) beginning on or about March 28, 2014. Upon request and without charge, the Funds will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual report to shareholders. To request an annual report, please call 866-876-8294, or write to the Trust at the address appearing above.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trust, and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Section I of this Proxy Statement contains information relating to the proposal to elect Trustees of the Trust. Section II contains additional background information about the Trust, its investment adviser, Ashmore Investment Management Limited (“Ashmore” or the “Investment Manager”), the subadviser to certain series of the Trust, Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”), and other matters. Section III contains general information about the Meeting and shareholder voting.

I.        ELECTION OF A BOARD OF TRUSTEES

The Board proposes (i) that the following individuals, who are not currently “interested persons” of the Trust (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), be elected or re-elected, as applicable, as Trustees of the Trust: Yeelong Balladon, Michael Chamberlin, and George J. Gorman; (ii) that the following “interested person” (defined as noted above) be re-elected as a Trustee of the Trust: George Grunebaum; and (iii) that the following individual, who is not currently a Trustee but is an “interested person” of the Trust (defined as noted above), be elected as a Trustee of the Trust: Stephen Hicks (each, a “Nominee,” and together, the “Nominees”).

The Board is currently composed of five Trustees, three of whom are Independent Trustees and two of whom are “interested persons” of the Trust (the “Interested Trustees”). The current Trustees are Yeelong Balladon, Michael Chamberlin, George J. Gorman, George Grunebaum,

and Martin Tully. Mr. Tully has not been proposed for re-election as a Trustee and his term as a Trustee of the Board of the Trust will expire upon the election and qualification of his successor. If all of the Nominees are approved by shareholders, the Board will consist of five Trustees, two of whom will be Interested Trustees and three of whom will be Independent Trustees.

At a meeting held on January 28, 2014, the Nominating Committee of the Board of the Trust, the members of which are Independent Trustees, nominated each of the Independent Trustees and Mr. Grunebaum to stand for election by shareholders and the Board determined to nominate such current Trustees for election by shareholders at the Meeting. The Nominating Committee of the Board of the Trust also nominated Stephen Hicks as a new Trustee to be elected by shareholders and the Board determined to nominate Mr. Hicks for election by shareholders at the Meeting. The term of Mr. Hicks as a Trustee is to begin only after he is elected by shareholders.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees holding office immediately after filling any such vacancy would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. After the expiration of Mr. Tully’s term as a Trustee, filling the vacancy on the Board by appointment would result in less than two-thirds of the Trustees holding office having been elected by the shareholders. Therefore, the Board has called the special meeting in order to fill the vacancy on the Board as required by the 1940 Act and to re-elect the other current Trustees.

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and the laws of the Commonwealth of

Massachusetts, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Board Leadership Structure – The Board consists of five Trustees, three of whom are Independent Trustees. If all the Nominees are approved by shareholders, the Board will consist of five Trustees, three of whom will be Independent Trustees. Mr. George Grunebaum, who is an Interested Trustee, has served as Chairman of the Trustees since December 2012. Mr. George Gorman serves as Lead Independent Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Lead Independent Trustee acts as a liaison between the Independent Trustees and the Investment Manager and other service providers, officers and attorneys generally between meetings. The Board will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Funds, and may also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. For the fiscal year ended October 31, 2013, the Board met 6 times.

The Board has established three standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee, the Nominating Committee and the Contracts Review Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including a Lead Independent Trustee, a majority of Independent Trustees and Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Investment Manager and The Northern Trust Company, the Funds’ administrator (the “Administrator”), in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds overseen, the variety of asset classes in which those Funds invest, and the management and other service arrangements of each Fund. The Board also believes that its structure, including the presence of a Trustee who is an executive with the Investment Manager’s parent company, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Risk Oversight – Each of the Funds has retained the Investment Manager and the Subadviser, as applicable, to provide investment advisory services, and these service providers are immediately responsible for the management of risks that may arise from a Fund’s investments. The Board oversees the performance of these functions by the Investment Manager and the Subadviser, as applicable. The Board expects to receive from the Investment Manager and the Subadviser, as applicable, a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Investment Manager, Subadviser, as applicable, and Administrator reports regarding the sale of the Funds’ shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead the Funds’ investment operations to receive reports regarding the portfolio management of the Funds, their performance, and their investment risks.

The Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings.

Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board’s operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Information about Nominees

Information about the Nominees is presented below. The information is listed separately for (i) the Nominees who are or would be Interested Trustees and (ii) the Nominees who are Independent Trustees. Except as shown, each Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Ashmore Funds, c/o Ashmore Investment Management Limited, 61 Aldwych, London WC2B 4AE, England, Attn: Board of Trustees, Ashmore Funds.

Interested Trustee Nominees

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
George Grunebaum** (4/11/1963)	Trustee/Nominee; Chairman of the Trustees; President and Chief Executive Officer	Since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management (US) Corporation.	8	Trustee, AEIM, since May 2011; Director Ashmore Global Emerging Markets Fund, LTD from July 2006 to December 2012; Director, Ashmore Global Opportunities, Limited from October 2007 to August 2010.
Stephen Hicks*** (10/1/1960)	Nominee	Nominee	Group Head of Compliance from June 2010 to January 2014, Ashmore Group plc; Chief Compliance Officer from inception to December 2013, Ashmore Funds; Director of Group Compliance from February 2001 to October 2005 and Chief Compliance Officer from October 2005 to May 2010, 3i Group plc (a private equity firm).	8	None

*	The term “Fund Complex” as used in this Proxy Statement includes each Fund of the Trust.

**	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with Ashmore Investment Management (US) Corporation, the Funds’ Distributor, and its affiliates.

***	Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group plc (“Ashmore Group”). Ashmore Group compensates Mr. Hicks for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

Independent Trustee Nominees

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Yeelong Balladon (11/12/1958)	Trustee/Nominee	Since inception	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	8	Non-executive director since August 2010, Jasper Investments Limited; Non-executive director from May 2010 - February 2012, Pacnet Limited.*
Michael Chamberlin (12/2/1949)	Trustee/Nominee	Since 2012	Executive Director, Emerging Markets Traders Association.**	8	None
George J. Gorman (4/14/1952)	Trustee/Nominee; Lead Independent Trustee	Since inception	George J. Gorman LLC (consulting firm) since December 2010; Ernst & Young LLP (an accounting firm) from July 1974 to July 2009 (Senior Partner from October 1988).	8	Trustee, Bank of America Money Market Funds Series Trust since June 2011.

*	Affiliates of the Investment Manager may be deemed to control Jasper Investments Limited and Pacnet Limited. Employees and officers of affiliates of the Investment Manager may serve on the Boards of Jasper Investments Limited and Pacnet Limited.

**	Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors and the Investment Manager is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer and Chairman of its Investment Committee.

The term of office of each person elected as Trustee will be until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than five.

Trustee Qualifications – The Board has determined that each Trustee should continue to serve as a Trustee with the exception of Mr. Tully, whose term will expire upon the election and qualification of his successor, and that Messrs. Chamberlin, Gorman, Grunebaum, and Hicks and Ms. Balladon should be elected to serve as Trustees, based on several factors (none of which alone is decisive). With the exception of Mr. Hicks, who has been nominated by Trustees to be elected by shareholders, and Mr. Chamberlin, who was appointed as a Trustee in 2012, each Trustee was elected by shareholders in 2010 and has served in such role since the Trust’s inception in 2010. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee and Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees:

Yeelong Balladon – Ms. Balladon’s core legal practice has encompassed finance and banking, as well as strategic investments. As a partner at Freshfields Bruckhaus Deringer, her corporate practice focused on acting for investment funds and banks in special situations and distressed investments.

Michael Chamberlin – Mr. Chamberlin has substantial experience with issues related to investing in emerging markets, including through his service as Executive Director of the Emerging Markets Traders Association.

George Gorman – Mr. Gorman has substantial experience in the financial services industry. He was an Audit Partner in the Asset Management Group of Ernst & Young LLP, specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds.

Interested Trustees:

George Grunebaum – Mr. Grunebaum has significant executive experience in the finance industry as an emerging markets trader. His global client trading team has consistently been ranked among the top of its peer group, and in 2004 they were ranked the number one trading team by Institutional Investor magazine. He brings substantial experience in emerging market asset management.

Stephen Hicks – Mr. Hicks has significant professional compliance experience in the financial services industry, including with respect to the operation of investment funds. He served as Group Head of Compliance of Ashmore Group from June 2010 until January 2014, and as Chief Compliance Officer of the Trust from December 2010 until December 2013. He currently serves as director/trustee of a number of investment funds managed by the Investment Manager, including but not limited to funds domiciled in Luxembourg, Guernsey and the Cayman Islands.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Committees of the Board of Trustees

Audit Committee. The Board has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the

Trust and chaired by Mr. Gorman. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firm for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and the Investment Manager and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee convened four times during the fiscal year ended October 31, 2013.

Nominating Committee. The Nominating Committee is composed of all of the Independent Trustees of the Trust and is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this proxy statement as Appendix A. Ms. Balladon serves as Chair of the Nominating Committee. The Nominating Committee convened five times during the fiscal year ended October 31, 2013.

Qualifications for Trustee Nominees. A Trustee candidate must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser or sub-advisers; (iv) shareholders of the Trust (see below); and (v) any other source the Nominating Committee deems to be appropriate. The

Nominating Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, in accordance with the Trust’s policies regarding shareholder nominations, which are attached as Appendix A to this Proxy Statement. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary.

Contracts Review Committee. The Contracts Review Committee consists of all of the Independent Trustees and considers issues relating to the Board’s consideration of the renewal of the Trust’s investment advisory agreements and other agreements pursuant to Section 15(c) of the 1940 Act. Ms. Balladon serves as Chair of the Contracts Review Committee. The Contracts Review Committee convened four times during the fiscal year ended October 31, 2013.

Securities Ownership

As of December 31, 2013, to the best of the knowledge of the Trust, in the aggregate the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and of the Trust as a whole.

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee of each Fund in the Trust and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee within the Trust’s family of investment companies, as of December 31, 2013. The Trustees may have investments in other pools of securities managed by the Investment Manager. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee or Nominee		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1)
Yeelong Balladon	None		None
Michael Chamberlin	None		None
George Gorman	Ashmore Emerging Markets Corporate Debt Fund	None	$10,001-$50,000
	Ashmore Emerging Markets Equity Fund	$10,001-$50,000
	Ashmore Emerging Markets Frontier Equity Fund	None
	Ashmore Emerging Markets Currency Fund	None
	Ashmore Emerging Markets Local Currency Bond Fund	None
	Ashmore Emerging Markets Small-Cap Equity Fund	None
	Ashmore Emerging Markets Debt Fund	None
	Ashmore Emerging Markets Total Return Fund	$10,001-$50,000
George Grunebaum	None		None
Stephen Hicks	None		None

(1)	The term “Family of Investment Companies” as used in this Proxy Statement includes each Fund of the Trust.

To the Trust’s knowledge as of December 31, 2013, the Nominees who are expected to be Independent Trustees, if elected, and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust.

Trustees’ Compensation

The Trustees who are not employees of the Investment Manager or its affiliates receive an annual retainer of $50,000 for their services as Trustees of the Trust. For the fiscal year ending October 31, 2013, the chairs of the Audit Committee and Contracts Review Committee have each received an annual retainer of $5,000.

The following table sets forth information regarding compensation for the most recent fiscal year ended October 31, 2013 received from the “Fund Complex” by Trustees. (Interested Trustees who are employees of the Investment Manager or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Investment Manager and its affiliates.)

Name of Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees

Yeelong Balladon	$55,000	$55,000
Michael Chamberlin(1)	$40,500	$40,500
George Gorman	$55,000	$55,000

(1)	Mr. Chamberlin was appointed to the Board of Trustees on December 10, 2012.

Shareholder Communications with the Board of Trustees

The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, Ashmore Investment Management Limited, c/o Chief Legal Officer, 61 Aldwych, London WC2B 4AE, England. Shareholder communications should identify (i) the shareholder, (ii) the Fund or Funds that they are writing about, (iii) the firm through which the shareholder purchased the Fund or Funds and (iv) if applicable, the share class they own (if known).

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but do apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, or any communication made in connection with such a proposal.

Trustee Indemnification

The Declaration of Trust provides that the Trust shall indemnify its Trustees and officers against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which they may be or may have been involved as a party or otherwise, while in office or thereafter, because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Information about the Trust, including certain information about the Investment Manager, the Subadviser, principal underwriter and Administrator, independent registered public accounting firm, executive officers and the interests of certain persons appears below under “Section II – Trust Information.”

Required Vote

The election of each Trustee of the Trust will be by a plurality of the shares of the Trust (the shares of all Funds of the Trust voting together as a single class) voted at the Meeting in person or by proxy.

A MAJORITY OF THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR EACH NOMINEE.

II.        TRUST INFORMATION

This section provides certain information about the Trust, including information about its investment adviser, principal underwriter, administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

The Trust is an open-end management investment company (“mutual fund”) organized in 2010 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust currently consists of eight separate investment series. The address of the Trust is c/o Ashmore Investment Management Limited, 61 Aldwych, London WC2B 4AE, England.

Investment Manager

Ashmore Investment Management Limited serves as the investment manager for the Funds. The Investment Manager is indirectly wholly-owned by Ashmore Group, a company incorporated in England in Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore Group plc, through certain affiliates, currently engages in the asset management business, and as of December 31, 2013, had under management assets of approximately $70 billion. The Investment Manager’s address is 61 Aldwych, London, United Kingdom, WC2B 4AE.

Subadviser

The Investment Manager has retained Ashmore Equities Investment Management (US) LLC to manage the investment portfolios of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund (for purposes of this section, the “Funds”). AEIM, an affiliate of the Investment Manager, is located at 1001 19th Street North,

Arlington, Virginia 22209. AEIM is an investment management firm organized as a Virginia limited liability company. On July 1, 2013, the Subadviser changed its name from Ashmore EMM, L.L.C. On June 1, 2011, the Subadviser changed its name from Emerging Markets Management, L.L.C. in connection with its acquisition by Ashmore Group. AEIM provides advisory services to commingled funds and institutional accounts. As of December 31, 2013, AEIM had approximately $5 billion in assets under management.

Administrator

The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60603, serves as the administrator of the Funds.

Principal Underwriter

Ashmore Investment Management (US) Corporation (“AIMUS” or the “Distributor”), located at 122 E. 42nd Street, New York, New York 10168, serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Ashmore Group and an affiliate of the Investment Manager. The Distributor is a broker-dealer registered with the Securities and Exchange Commission.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), the Trust’s independent registered public accounting firm, provides audit services, and tax compliance and tax consulting services to the Funds. Its address is 200 East Randolph Street, Chicago, Illinois 60601.

Representatives of the Independent Registered Public Accounting Firm will be present at the Meeting or available by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $189,000 in 2013 and $188,300 in 2012.

Audit-Related Fees

There were no fees billed in the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees.”

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for regulated investment company tax compliance and diversification review and tax return review were $41,500 in 2013 and $26,500 in 2012.

All Other Fees

There were no fees billed in the last two fiscal years for products and services provided by KPMG, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Pursuant to the Trust’s Audit Committee Charter adopted on November 17, 2010, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Audit Committee (for example, by the Audit Committee chair).

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50% of the hours expended on KPMG’s engagement to audit the Trust’s financial statements for the most recent fiscal year were attributed to work performed by persons other than KPMG’s full-time, permanent employees.

The aggregate non-audit fees and services billed by KPMG for services rendered to the Trust and service affiliates for the last two fiscal years were $41,500 for 2013 and $26,500 for 2012.

The Trust’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Executive Officers

The following table provides information about the current executive officers of the Trust, including their principal occupations. Except as shown, each officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Ashmore Funds c/o Ashmore Investment Management Limited, 61 Aldwych, London, United Kingdom, WC2B 4AE.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (4/11/1963)	Trustee, President and Chief Executive Officer	Indefinite term; Since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management Limited.
Michael Perman (3/8/1957)	Secretary	Indefinite term; Since inception	Company Secretary since March 2008, Ashmore Group plc.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alexandra Autrey (10/13/1976)	Chief Legal Officer	Indefinite term; Since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008 - January 2012; Legal Counsel, Ashmore Group plc, May 2005 - May 2008.
Christopher Tsutsui (6/2/1964)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; Since inception	Head of Finance, Ashmore Group plc, since July 2012; Chief Financial Officer, Ashmore Investment Management (U.S.) Corporation, from November 2008 to June 2012.
Brian Walker (7/25/1968)	Chief Compliance Officer	Indefinite term; Since December 2013	General Counsel and Chief Compliance Officer of Ashmore Equities Investment Management (US) LLC since January 2005; Chief Compliance Officer of Ashmore Investment Management (US) Corporation since July 2012.
Owen Meacham (1/21/1971)	Assistant Secretary	Indefinite term; Since inception	Managing Attorney since May 2012, Senior Corporate Attorney from October 2007 to May 2012, The Northern Trust Company.
Paul Robinson (8/16/1973)	Assistant Chief Legal Officer	Indefinite term; Since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, and Lawyer since September 2007, Ashmore Group plc.

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee or Nominee who is an “interested person” of the Trust with affiliated persons or principal underwriter of the Trust:

Name	Positions held with affiliated persons or principal underwriter of the Trust
Alexandra Autrey	Global Head of Legal and Transaction Management, Ashmore Group plc.
George Grunebaum	Director, Ashmore Equities Investment Management (US), LLC; Chief Executive Officer, Supervisory Principal and Director, Ashmore Investment Management (US) Corporation.
Michael Perman	Company Secretary, Ashmore Group, plc.
Paul Robinson	Group Deputy Head of Legal and Transaction Management and Lawyer, Ashmore Group plc.
Christopher Tsutsui	Head of Finance, Ashmore Group, plc.
Brian Walker	General Counsel and Chief Compliance Officer, Ashmore Equities Investment Management (US) LLC; Chief Compliance Officer, Ashmore Investment Management (US) Corporation.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Funds is set forth in Appendix B.

III.        VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on March 11, 2014 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. With respect to the election of Trustees, the holders of 30% of the shares of the Trust entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Trust at the Meeting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made on a timely, duly executed proxy card, shares represented by the proxy card will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing and submitting a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. So long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal to elect Trustees.

Adjournments

In the event that (i) a quorum is not present for purposes of acting on a proposal, (ii) sufficient votes in favor of a proposal are not received by the time of the Meeting, or (iii) the persons named as proxies judge that it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares voted at the session of the Meeting to be adjourned whether or not a quorum is present. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of the Investment Manager, its affiliates and other representatives of the Trust. The Trust has retained RR Donnelley to aid in the printing of this Proxy Statement (which is estimated to cost approximately $2,700) and Broadridge Financial Solutions, Inc. to aid in the printing of the proxy cards and mailing of this Proxy Statement (which is estimated to cost approximately $19,650). This cost and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) will be paid by the Trust.

Methods of Voting

Electronic Voting: In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions on the proxy card.

As the Meeting date approaches, you may receive a call from a representative of the Trust, the Investment Manager or its affiliates if the Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as may be required by the 1940 Act. In accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Shareholder proposals to be presented at any future meeting of shareholders of the Trust, other than those that will be included in the proxy materials relating to that meeting, must be received by the Trust a reasonable time before the Trust sends its proxy materials relating to that meeting. As discussed above under “Election of a Board of Trustees – Shareholder Communications with the Board,” any such proposals should be submitted to Ashmore Funds, c/o Chief Legal Officer, 61 Aldwych, London WC2B 4AE, England.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present is proposal 1 in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of this Proxy Statement will be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 866-876-8294. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact The Northern Trust Company in writing at 50 South LaSalle Street, Chicago, Illinois 60603, or by telephone at 866-876-8294, or contact your financial service firm.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to the Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next

Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons

(including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of March 11, 2014, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of each Fund of the Trust:

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Currency Fund	Ashmore Emerging Markets Frontier Equity Fund
Class A	727,574.917	3,156.825	110.653	0.000
Class C	23,253.970	100.998	110.683	0.000
Institutional Class	26,044,530.789	1,069,321.039	1,164,856.176	623,600.338
	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Small- Cap Equity Fund	Ashmore Emerging Markets Debt Fund	Ashmore Emerging Markets Total Return Fund
Class A	175,309.756	32,164.093	184.366	882,562.436
Class C	17,064.970	1,118.514	132.458	101,418.101
Institutional Class	8,046,126.612	2,520,030.226	621,188.703	71,718,603.837

As of February 3, 2014, to the knowledge of Ashmore Funds, no person owned beneficially or of record 5% or more of any class of any Fund, except as shown in the table below.

	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
Ashmore Emerging Markets Corporate Debt Fund
Charles Schwab & Co Inc Special Custody Acct FBO Customers	136,829.279	19.32%	N/A	N/A	N/A	N/A
Brown Brothers Harriman & Co.	78,577.323	11.09%	N/A	N/A	N/A	N/A
UBS Financial Services Inc. FBO Eric Forti	N/A	N/A	6,789.998	29.32%	N/A	N/A
UBS Financial Services Inc. FBO Tyler Eugene Glenn	N/A	N/A	3,366.622	14.54%	N/A	N/A
Ameritrade Inc. FBO 8669394521	N/A	N/A	2,897.299	12.51%	N/A	N/A
NFS LLC FEBO FMT Co Cust IRA Rollover	N/A	N/A	2,645.895	11.42%	N/A	N/A
NFS LLC FEBO Ryan Schiff TTEE	N/A	N/A	2,625.067	11.33%	N/A	N/A
UBS Financial Services Inc. FBO Tyler Glenn	N/A	N/A	1,709.867	7.38%	N/A	N/A
Ashmore Emerging Markets Equity Fund
Brown Brothers Harriman & Co.	1,469.576	51.57%	N/A	N/A	N/A	N/A
NFS LLC FEBO NFS FMTC IRA	1,174.451	41.21%	N/A	N/A	N/A	N/A

	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
NFS LLC FEBO Christoph Hofmann	N/A	N/A	100.998	100%	N/A	N/A
Ashmore Investments UK Limited	N/A	N/A	N/A	N/A	969,168.722	65.20%
Felicia W. Morrow and Daniel T. Morrow	N/A	N/A	N/A	N/A	170,168.400	15.94%
Antoine W. Van Agtmael	N/A	N/A	N/A	N/A	102,831.869	9.63%
Ashmore Emerging Markets Frontier Equity Fund
Ashmore Investments UK Limited	N/A	N/A	N/A	N/A	500,000.000	80.42%
State Street Bank & Trust FBO Ashmore Equities Investment	N/A	N/A	N/A	N/A	119,095.270	19.15%
Ashmore Emerging Markets Currency Fund
NFS LLC FEBO Christoph Hofmann	110.679	100.00%	110.669	100.00%	N/A	N/A
KWI	N/A	N/A	N/A	N/A	678,007.861	58.23%
Ashmore Investments UK Limited	N/A	N/A	N/A	N/A	412,625.640	35.44%
Ashmore Emerging Markets Local Currency Bond Fund
UBS Financial Services Inc. FBO Robert B Trussell	55,370.986	31.94%	N/A	N/A	N/A	N/A
Stephan E Ducharme	30,181.087	17.41%	N/A	N/A	N/A	N/A
UBS Financial Services Inc. FBO Walter V Parmensi	N/A	N/A	4,724.731	32.25%	N/A	N/A

	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
UBS Financial Services Inc. FBO Diamantio Pereira	N/A	N/A	2,555.394	17.44%	N/A	N/A
UBS Financial Services Inc. FBO Elfriede J Tonkovich	N/A	N/A	2,127.660	14.52%	N/A	N/A
UBS Financial Services Inc. FBO Arthur G Bortolini SR	N/A	N/A	1,656.067	11.31%	N/A	N/A
UBS Financial Services Inc. FBO Roger Walton	N/A	N/A	1,350.842	9.22%	N/A	N/A
Goldman Sachs Profit Sharing Master TR	N/A	N/A	N/A	N/A	2,721,049.033	33.56%
Dallas Police & Fire Pension System	N/A	N/A	N/A	N/A	2,480,158.730	30.59%
NFS LLC FEBO The Northern Trust Company	N/A	N/A	N/A	N/A	543,667.132	6.71%
NFS LLC FEBO The Northern Trust Company	N/A	N/A	N/A	N/A	438,725.961	5.41%
NFS LLC FEBO The Northern Trust Company	N/A	N/A	N/A	N/A	438,725.961	5.41%
MPP Holdings Blue LP	N/A	N/A	N/A	N/A	410,883.896	5.07%
Ashmore Emerging Markets Small-Cap Equity Fund
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	12,003.792	43.14%	N/A	N/A	N/A	N/A
TD Ameritrade FBO Kenneth P Dorger	5,623.433	20.21%	N/A	N/A	N/A	N/A

	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
LPL Financial FBO Customer Accounts	4,621.889	16.61%	N/A	N/A	N/A	N/A
NFS LLC FEBO Christoph Hofmann	4,493.600	16.15%	114.550	10.24%	N/A	N/A
LPL Financial A C 4942-3768	N/A	N/A	1,003.964	89.76%	N/A	N/A
Ashmore Investments UK Limited	N/A	N/A	N/A	N/A	1,406,296.919	55.83%
Fifth Third Bank FBO IDA-Deaconess Associations	N/A	N/A	N/A	N/A	671,595.591	26.66%
Charles Schwab & Co Inc. Special Custody Acct FBO Customers	N/A	N/A	N/A	N/A	298,800.167	11.68%
Ashmore Emerging Markets Debt Fund
NFS LLC FEBO Christoph Hofmann	134.431	73.43%	N/A	N/A	N/A	N/A
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	49.261	26.82%	N/A	N/A	N/A	N/A
NFS LLC FEBO Christoph Hofmann	N/A	N/A	132.032	100.00%	N/A	N/A
Ashmore Investments UK Limited	N/A	N/A	N/A	N/A	606,407.810	97.95%
Ashmore Emerging Markets Total Return Fund
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	122,347.589	14.37%	N/A	N/A	N/A	N/A

	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
Lauren K Calahan and Oliver A Kimberly III Trust Lawrence F	64,792.460	7.61%	N/A	N/A	N/A	N/A
UBS Financial Services Inc. FBO Robert B Trussell	54,427.971	6.39%	N/A	N/A	N/A	N/A
UBS Financial Services Inc. FBO Gerard Daniel Suc Ttee	N/A	N/A	23,260.427	27.78%	N/A	N/A
NF LLC FEBO Town of Westport Bech Grove	N/A	N/A	7,344.686	8.77%	N/A	N/A
UBS Financial Services Inc. FBO Judy Margret Middleton Foley	N/A	N/A	5,385.513	6.43%	N/A	N/A
UBS Financial Services Inc. FBO A Hunt Cole Revocable Trust	N/A	N/A	5,159.959	6.16%	N/A	N/A
UBS Financial Services Inc. FBO Donald Clifford Sr Trust	N/A	N/A	4,916.421	5.87%	N/A	N/A
UBS Financial Services Inc. FBO Raymond M Edelman	N/A	N/A	4,399.425	5.25%	N/A	N/A
Northern Trust Co Custodian FBO HPOPS A/C 26-44573	N/A	N/A	N/A	N/A	16,866,556.550	23.01%

	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
Healthkeepers Inc	N/A	N/A	N/A	N/A	8,653,302.434	11.80%
Northern Trust as Custodian FBO San Antonio Fire and Police Pen Fund	N/A	N/A	N/A	N/A	6,671,307.000	9.10%
Mac & Co A/C FAUFFIATRF2	N/A	N/A	N/A	N/A	4,310,383.251	5.88%
City of Austin Police Retirement System	N/A	N/A	N/A	N/A	4,100,601.433	5.59%
NFS LLC FEBO The Northern Trust Company	N/A	N/A	N/A	N/A	3,871,554.916	5.28%

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M66803-S15674 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), but to vote for all other nominees, mark the “FOR ALL EXCEPT” box and write the number(s) of the nominee(s) on the line provided.
	All	All	Except
THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
I. Elect a Board of Trustees.	☐	☐	☐

Nominees:
01) Yeelong Balladon 02) Michael Chamberlin 03) George J. Gorman 04) George Grunebaum 05) Stephen Hicks

II.    To vote and otherwise represent the undersigned on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in a full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

M66804-S15674
PROXY CARD
ASHMORE FUNDS
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
FOR A SPECIAL MEETING OF SHAREHOLDERS – APRIL 21, 2014

The undersigned holder(s) of shares of Ashmore Funds (the “Trust” and the “Funds”), hereby appoints George Grunebaum, Brian Walker, Owen Meacham and Patrick D’Onofrio, and each of them separately, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held at 9:00 a.m., Central Time, April 21, 2014, at the offices of The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Special Meeting.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement dated March 14, 2014.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF. THE PROXY HOLDER(S) WILL VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGMENT. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE APPROVAL OF THE PROPOSAL ON THE REVERSE SIDE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR ALL” NOMINEES IN THE PROPOSAL. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND APPLICABLE FEDERAL SECURITIES LAWS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.